DREYFUS U.S. TREASURY SHORT TERM FUND

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Dear Shareholder:

      As a shareholder of Dreyfus U.S. Treasury Short Term Fund (the "Fund"), you are being asked to vote on a Plan of Reorganization for the Fund under which all of the Fund' s assets would be transferred in a tax-free reorganization to Dreyfus Short-Intermediate Government Fund (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund. If the Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has the same investment objective and substantially similar management policies as the Fund.

      AFTER CAREFUL REVIEW, THE MEMBERS OF THE FUND'S BOARD HAVE APPROVED THE PROPOSED REORGANIZATION. THE BOARD MEMBERS OF THE FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR THE FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

      Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. The Fund also may solicit proxies by letter or telephone. Voting by telephone will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

      Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

Sincerely, Michael A. Rosenberg, Secretary

December 8, 2000

TRANSFER OF THE ASSETS OF
DREYFUS U.S. TREASURY SHORT TERM FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
QUESTIONS & ANSWERS

THE ENCLOSED MATERIALS INCLUDE A PROSPECTUS/PROXY STATEMENT CONTAINING INFORMATION YOU NEED TO MAKE AN INFORMED DECISION. HOWEVER, WE THOUGHT IT WOULD ALSO BE HELPFUL TO BEGIN BY ANSWERING SOME OF THE IMPORTANT QUESTIONS YOU MIGHT HAVE ABOUT THE PROPOSED REORGANIZATION.

WHAT WILL HAPPEN TO MY SHARES IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Short-Intermediate Government Fund on or about February 23, 2001 ("Closing Date") and will no longer be a shareholder of the Fund, which will be dissolved pursuant to the proposed reorganization. You will receive shares of Dreyfus Short-Intermediate Government Fund with a value equal to the value of your investment in the Fund at the time of the transaction.

WHAT IS THE KEY REASON FOR THIS FUND REORGANIZATION?

The Fund' s Board believes that the reorganization will permit shareholders to pursue substantially the same investment goals in a larger fund that has a lower expense ratio.

DO THE FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES?

The investment objective of each fund is to provide as high a level of current income as is consistent with the preservation of capital. However, the investment practices and limitations of each fund (and related risks) are not identical. The Dreyfus Corporation is the investment adviser for each fund. Gerald E. Thunelius is each fund’s primary portfolio manager. For additional information regarding the differences between the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

Subject to shareholder approval, the proposed fund reorganization will not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as Checkwriting Privilege, Exchange Privilege, Dreyfus TeleTransfer Privilege, Dreyfus Automatic Asset Builder, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit, Dreyfus Dividend Sweep, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. The privileges you currently have on your Fund account will transfer automatically to your Dreyfus Short-Intermediate Government Fund account.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE?

The Trustees of the Fund recommend that you vote FOR the reorganization. The Trustees believe the reorganization is in the best interest of the Fund and its shareholders.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS U.S. TREASURY SHORT TERM FUND
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

      A Special Meeting of Shareholders of Dreyfus U.S. Treasury Short Term Fund (the "Fund" ) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, Room 7G, New York, New York 10166, on Friday, February 16, 2001, at 10:00 a.m., for the following purposes:

      1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to Dreyfus Short-Intermediate Government Fund (the "Acquiring Fund") in exchange for the Acquiring Fund' s shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). Shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will be dissolved; and

      2. To transact such other business as may properly come before the meetings, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on November 30, 2000, will be entitled to receive notice of and to vote at the meeting.

By Order of the Fund's Board Michael A. Rosenberg, Secretary

New York, New York

December 8, 2000

WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

December 8, 2000

TRANSFER OF THE ASSETS OF

DREYFUS U.S. TREASURY SHORT TERM FUND

TO AND IN EXCHANGE FOR SHARES OF

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

PROSPECTUS/PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, FEBRUARY 16, 2001

      This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus U.S. Treasury Short Term Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Friday, February 16, 2001, at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, Room 7G, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on November 30, 2000, are entitled to receive notice of and to vote at the Meeting.

      It is proposed that the Fund transfer all of its assets, subject to liabilities, to Dreyfus Short-Intermediate Government Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

      This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

      A Statement of Additional Information ("SAI") dated December 8, 2000, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and each Fund. A copy of the SAI is available without charge by calling 1-800-645-6561 or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

ACQUIRING FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ACQUIRING FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE ACQUIRING FUND' S SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      The Fund and the Acquiring Fund are open-end, management investment companies advised by The Dreyfus Corporation ("Dreyfus"). They also have the same primary portfolio manager and investment objective and substantially similar management policies. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

      The Acquiring Fund' s Prospectus dated April 1, 2000, the Acquiring Fund's Annual Report for the fiscal year ended November 30, 1999, including its audited financial statements for the fiscal year, and Semi-Annual Report for the six months ended May 31, 2000 each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated in this Prospectus/Proxy Statement by reference. FOR A FREE COPY OF THE FUND'S PROSPECTUS DATED MAY 1, 2000, ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AND SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JUNE 30, 2000, WRITE TO THE FUND AT ITS OFFICES LOCATED AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561.

      Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder' s name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of October 31, 2000, there were 7,917,530 Fund shares issued and outstanding.

      Proxy materials will be mailed to shareholders of record on or about December 8, 2000.

TABLE OF CONTENTS

Page

Summary

Reasons for the Exchange

Information About the Exchange

Additional Information About the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Form of Agreement and Plan of Reorganization	5 9 9 11 11 12 12 13 A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

SUMMARY

      This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund' s Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

      PROPOSED TRANSACTION. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange the Fund assign, transfer and convey to the Acquiring Fund all of the assets (subject to liabilities) of the Fund, including all securities and cash, in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund' s net assets. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of shares (or fractions thereof) of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be dissolved.

      As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange.

      The Fund's Board has concluded unanimously that the Exchange would be in the best interests of shareholders of the Fund and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

      TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Fund' s shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information About the Exchange--Federal Income Tax Consequences."

      COMPARISON OF THE FUND AND ACQUIRING FUND. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund' s Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in the Fund's Prospectus and Acquiring Fund's Prospectus, which are incorporated herein by reference.

      Goal/Approach. The Fund and the Acquiring Fund have the same investment goals. Each seeks as high a level of current income as is consistent with the preservation of capital.

      To pursue its goal, the Fund invests primarily in U.S. Treasury securities. The Fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and enter into repurchase agreements.

      To pursue its goal, the Acquiring Fund invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and enters into repurchase agreements. The Acquiring Fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations, including stripped mortgage-backed securities.

      The dollar-weighted average maturity of the Fund's portfolio ranges between two and three years. Average weighted maturity is the length of time, in days or years, until the securities held by the Fund, on average, will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the Fund. In general, the longer the Fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. As of September 30, 2000, the average maturity of the Fund' s portfolio and the Acquiring Fund's portfolio was 2.20 years and 2.44 years, respectively.

      The Acquiring Fund generally maintains an effective portfolio duration of approximately three years or less. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1% . The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Acquiring Fund, Dreyfus estimates the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

      As of September 30, 2000, the portfolio duration of the Fund and the Acquiring Fund was 1.75 years and 1.87 years, respectively.

      The Acquiring Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Acquiring Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. The Fund does not lend portfolio securities.

      The Acquiring Fund may sell securities short, which involves selling a security it does not own in anticipation of a decline in the market value of the security. The Fund does not sell securities short.

      To enhance current income, the Acquiring Fund may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Acquiring Fund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Acquiring Fund exceeding the yield on the securities sold. The Fund does not enter into forward roll transactions.

      In all other material respects, the management policies of the Fund and the Acquiring Fund are the same. For a more complete discussion of the Fund's or Acquiring Fund' s management policies, see "Goal/Approach" in the Fund's Prospectus or the Acquiring Fund's Prospectus, respectively.

      The Fund and Acquiring Fund are unincorporated business trusts organized under the laws of The Commonwealth of Massachusetts.

     Main Risks. The risks associated with an investment in the Fund and Acquiring Fund are substantially similar and the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means that you could lose money.

      Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the Fund and the Acquiring Fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. The longer a fund's duration, the more its share price will react to interest rate movements.

      A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. The market value of such securities and the share price of the Fund and Acquiring Fund is not guaranteed.

      The Acquiring Fund may invest up to 35% of its assets in mortgage-related securities. Most mortgage-related securities are a form of derivative, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a U.S. government agency or instrumentality or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. In addition, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Acquiring Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Acquiring Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund's mortgage-related securities to decrease broadly, the Acquiring Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.

      See "Main Risks" in the relevant Prospectus for a more complete description of investment risks.

      Fees and Expenses. The following information concerning fees and expenses of the Fund and Acquiring Fund is derived from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses of the Fund and the Acquiring Fund set forth below are for the fiscal year ended December 31, 1999 for the Fund, and November 30, 1999 for the Acquiring Fund. The "Pro Forma After Exchange" total operating expenses are higher than the Acquiring Fund' s total operating expenses as of the fiscal year ended November 30, 1999 because the "Pro Forma" information is based on net assets and fund accruals of the Fund and the Acquiring Fund as of September 30, 2000. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the respective share price.

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS) (PERCENTAGE OF AVERAGE NET ASSETS):

                            Acquiring               Pro Forma
After Exchange               Fund                   Acquiring Fund     Management Fund

fees                         .60%*                    .50%                .50%

Shareholder services fee     .14%                     .09%                .10%

Other expenses               .18%                     .12%                .15%

    Total                    .92%                     .71%                .75%

      * Dreyfus waived a portion of its fee so that the effective management fee paid by the Fund was .48%, reducing total expenses for the Fund to .80% for the fiscal year ended December 31, 1999.

      EXAMPLE

      This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

              Acquiring               Pro Forma                After Exchange
               Fund                     Fund                   Acquiring Fund

1 Year          $94                      $73                       $77

3 Years        $293                     $227                      $240

5 Years        $509                     $395                      $417

10 Years     $1,131                     $883                      $930

      Past Performance. The bar chart and table below show some of the risks of investing in the Acquiring Fund. The bar chart shows the changes in the Acquiring Fund's performance from year to year. The table compares the Acquiring Fund's average annual total return to that of the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, a broad measure of performance for Treasury securities with maturities between one and three years. The chart and table assume reinvestment of dividends and distributions. For performance information of the Fund, see the Fund's Prospectus under the caption "Past Performance." Of course, past performance is no guarantee of future results.

ACQUIRING FUND YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
[Exhibit A]

Best Quarter: Worst Quarter:	Q4 '91 Q1 '92	+4.83% -1.04%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99

1 Year	5 Years	10 Years

Acquiring Fund Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index	1.88% 3.06%	6.15% 6.50%	6.73% 6.58%

      Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $134 billion in over 160 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including over $521 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

      Primary Portfolio Manager. The primary portfolio manager for the Fund and the Acquiring Fund is Gerald E. Thunelius. He has managed the Fund since 1998, and the Acquiring Fund since June 1994. Mr. Thunelius joined Dreyfus in May 1989.

      Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of Trustees of the Fund and the Acquiring Fund, the Fund and the Acquiring Fund have different Board members. For a description of the Board members, see the relevant Statement of Additional Information under the caption "Management of the Fund(s)."

      Capitalization. The following table sets forth, as of September 30, 2000, (1) the capitalization of the Fund, (2) the capitalization of the Acquiring Fund and (3) the pro forma capitalization of the Acquiring Fund, as adjusted showing the effect of the Exchange had it occurred on such date.

                               Acquiring                Pro Forma       After Exchange
                                Fund                      Fund          Acquiring Fund

Total Net Assets              $112,915,490             $367,096,114     $479,951,604

 NAV                                $14.33                   $10.51           $10.51

Shares outstanding               7,877,317               34,925,887       45,666,320

      Purchase Procedures. The purchase procedures of the Fund and Acquiring Fund are the same. See "Account Policies - Buying Shares" and "Instructions for Regular Accounts" or "Instructions for IRAs" in the relevant Prospectus for a discussion of purchase procedures.

      Redemption Procedures. The redemption procedures of the Fund and Acquiring Fund are the same. See "Account Policies - Selling Shares" and "Instructions for Regular Accounts" or "Instructions for IRAs" in the relevant Prospectus for a discussion of redemption procedures.

      Shareholder Services Plan. Each of the Fund and the Acquiring Fund has adopted a Shareholder Services Plan pursuant to which it reimburses the distributor an amount not to exceed an annual rate of .25% of its average daily net assets for shareholder account service and maintenance. See "Shareholder Services Plan" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

      Distributions. The dividend and distribution policies of the Fund and Acquiring Fund are the same. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.

      Shareholder Services. The shareholder services offered by the Fund and Acquiring Fund are the same. See "Services for Fund Investors" in the relevant Prospectus for a description of shareholder services.

REASONS FOR THE EXCHANGE

      The Board of Trustees for the Fund and the Acquiring Fund have concluded that the Exchange is in the best interests of their respective shareholders. Each Board believes that the Exchange will permit shareholders to pursue the same investment goals in a larger fund without diluting shareholders' interests. A larger fund should enhance the portfolio managers' ability to select a larger number of portfolio securities on more favorable terms and give the portfolio managers greater investment flexibility. As of September 30, 2000, the Fund was approximately $112.9 million in asset size and the Acquiring Fund was approximately $367 million in asset size. Also, the expense ratio of the Fund is higher than that of the Acquiring Fund. See "Fees and Expenses" above.

      In determining whether to recommend approval of the Exchange, the Fund's Board considered the following factors, among others: (1) the compatibility of the Fund' s and the Acquiring Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Fund and Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of the interests of the respective shareholders; (3) expense ratios and information regarding the fees and expenses of the Fund and Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Fund and the Acquiring Fund in connection with the Exchange. In addition, the Board considered the Fund's inability to attract and retain sufficient assets to operate efficiently.

INFORMATION ABOUT THE EXCHANGE

      Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund' s stated liabilities on or about February 23, 2001, or such other date as may be agreed upon by the duly authorized officers of the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to each Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and the Acquiring Fund, computed on the Closing Date as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time). Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies-Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in its Statement of Additional Information.

      Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all dividends that have been declared previously, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the tax period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

      As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date shares of the Acquiring Fund received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be dissolved. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the record holders of the Fund. Upon presentation to the transfer agent of the Acquiring Fund, Fund share certificates will be exchanged for Acquiring Fund share certificates, at the applicable exchange rate. Certificates for Acquiring Fund shares will be issued only upon the investor' s written request.

      The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the respective parties.

      The total expenses of the Exchange are expected to be approximately $60,000 and will be borne pro rata according to the aggregate net assets of the Fund and Acquiring Fund.

      If the Exchange is not approved by the Fund's shareholders, the Fund's Board will consider other appropriate courses of action, including liquidating the Fund.

      Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the Acquiring Fund and the Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) with respect to the Fund; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their Fund shares; (4) no gain or loss will be recognized by the Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by the Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

      NEITHER THE FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

      The Fund' s Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Fund's best interests and (ii) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Fund's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

      THE BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

      Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus forming a part of the Registration Statement on Form N-1A (File No. 33-9634). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Funds' Prospectus forming a part of the Fund's Registration Statement on Form N-1A (File No. 33-12899).

      The Fund and Acquiring Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund or Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

      In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, the cost of which is estimated to be approximately $15,000. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received this Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder' s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

      If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

      In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of more than 30% of the outstanding Fund shares entitled to vote at the Meeting.

      The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

     As of October 23, 2000, no shareholder was known by the Fund to own of record 5% or more of the Fund’s outstanding voting shares. As of October 23, 2000, the following shareholder was known by the Acquiring Fund to own of record 5% or more of the outstanding shares of the Acquiring Fund:

Name and Address Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	Percentage of Acquiring Fund Before Exchange 27.11%	Shares Outstanding After Exchange 20.91%

      As of October 23, 2000, Trustees and officers of the Acquiring Fund, as a group, owned less than 1% of the Acquiring Fund's outstanding shares. As of October 23, 2000, Trustees and officers of the Fund, as a group, owned less than 1% of the Fund's outstanding shares.

FINANCIAL STATEMENTS AND EXPERTS

      The audited financial statements of the Fund for the fiscal year ended December 31, 1999, and the audited financial statements of the Acquiring Fund for the fiscal year ended November 30, 1999, have been incorporated herein by reference in reliance upon the authority of the reports given, respectively, by Ernst & Young LLP, the Fund's and the Acquiring Fund's independent auditors, as experts in accounting and auditing. In addition, the unaudited financial statements of the Fund for the six months ended June 30, 2000, and of the Acquiring Fund for the six months ended May 31, 2000, also have been incorporated in this Prospectus/Proxy Statement by reference.

OTHER MATTERS

      The Fund's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

      Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION dated November 8, 2000 (the "Agreement"), between DREYFUS U.S. TREASURY SHORT TERM FUND (the "Fund"), a Massachusetts business trust, and DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND (the "Acquiring Fund"), a Massachusetts business trust.

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund, in exchange solely for shares (the "Acquiring Fund Shares") of beneficial interest, par value $.001 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Fund is a registered open-end management investment company, and the Acquiring Fund is a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest;

      WHEREAS, the Acquiring Fund's Board has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for Acquiring Fund Shares, and the assumption of such liabilities is in the best interests of the Acquiring Fund' s shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

      WHEREAS, the Fund' s Board has determined that the exchange of all of the assets and certain of the liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction:

      NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

      1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

           1.1    Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund' s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

           1.2    The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3    Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., the Acquiring Fund' s custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

           1.4    The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5    As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund' s shareholders of record, determined as of the close of business on the Closing Date (the "Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

           1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

           1.7    Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8    Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

      2. VALUATION.

           2.1    The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund' s Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement"), and the Acquiring Fund's then-current prospectus or statement of additional information.

           2.2    The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Trust Agreement and the Acquiring Fund's then-current prospectus or statement of additional information.

           2.3    The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

           2.4    All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

      3. CLOSING AND CLOSING DATE.

           3.1    The Closing Date shall be on or about February 23, 2001, or such date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 10:00 a.m., New York time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

           3.2    The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

           3.3    If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4    The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Fund, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

      4. REPRESENTATIONS AND WARRANTIES.

           4.1    The Fund represents and warrants to the Acquiring Fund as follows:

           (a)    The Fund is a business trust duly organized and validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement.

           (b)    The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

           (c)    The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

           (d)    The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound.

           (e)    The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

           (f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

           (g)    The Statements of Assets and Liabilities of the Fund for the five fiscal years ended December 31, 1999, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

           (h)    Since December 31, 1999, there has not been any material adverse change in the Fund' s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

           (i)    At the Closing Date, all Federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

           (j)    For each fiscal year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

           (k)    All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

           (l)    On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

           (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund Shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

           (n)    The proxy statement of the Fund (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           4.2    The Acquiring Fund represents and warrants to the Fund as follows:

           (a)    The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

           (b)    The Acquiring Fund is registered under the 1940 Act as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

           (c)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the SEC thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

           (d)    The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Trust Agreement or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

           (e)    No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

           (f)    The Statements of Assets and Liabilities of the Acquiring Fund for the five fiscal years ended November 30, 1999, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

           (g)    Since November 30, 1999, there has not been any material adverse change in the Acquiring Fund' s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

           (h)    At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

           (i)    For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

           (j)    All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

           (k)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Trustees and Acquiring Fund shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

           (l)    The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

      5. COVENANTS OF THE ACQUIRING FUND AND THE FUND.

           5.1    The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

           5.2    The Fund will call a meeting of the Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3    Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4    As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

           5.5    The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

           5.6    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

      6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1    All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           6.2    The Fund shall have delivered to the Acquiring Fund a statement of the Fund' s assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

           6.3    The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

      7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

      The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1    All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           7.2    The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

      8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE FUND.

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Charter.

           8.2    On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

           8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.5    The Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund Shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

           8.6    The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes:

           (a)    The transfer of all or substantially all of the Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund; (c) No gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of the Fund Shares to Fund Shareholders in exchange for their shares of the Fund; (d) No gain or loss will be recognized by the Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares; (e) The aggregate tax basis for the Acquiring Fund Shares received by each of the Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Funds.

           No opinion will be expressed as to the effect of the reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

      9. TERMINATION OF AGREEMENT.

           9.1    This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund Shareholders) if circumstances should develop that, in the opinion of either of the parties' Board, make proceeding with the Agreement inadvisable.

           9.2    If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

      10. WAIVER.

           At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

      11. MISCELLANEOUS.

           11.1    None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           11.2    This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

           11.3    This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Acquiring Fund and the Fund shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

           11.4    This Agreement may be amended only by a signed writing between the parties.

           11.5    This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           11.6    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           11.7    (a) The names "Dreyfus Short-Intermediate Government Fund" and "Trustees of Dreyfus Short-Intermediate Government Fund" refer respectively to the Acquiring Fund and its Trustees, as trustees but not individually or personally, acting from time to time under the Trust Agreement, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Acquiring Fund. The obligations of the Acquiring Fund entered into in the name or on behalf of the Acquiring Fund by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund's property, and all persons dealing with any class of shares of the Acquiring Fund must look solely to the Acquiring Fund' s property belonging to such class for the enforcement of any claims against the Acquiring Fund.

           (b)    The names "Dreyfus U.S. Treasury Short Term Fund" and "Trustees of Dreyfus U.S. Treasury Short Term Fund" refer respectively to the Fund and its Trustees, as trustees but not individually or personally, acting from time to time under the Charter, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of the Fund entered into in the name or on behalf of the Fund by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Fund personally, but bind only the Fund' s property, and all persons dealing with the Fund must look solely to the Fund's property for the enforcement of any claims against the Fund.

           IN WITNESS WHEREOF, the Acquiring Fund and the Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST:  /s/ Michael A. Rosenberg
                    Michael A. Rosenberg,
                    Secretary

DREYFUS U.S. TREASURY SHORT TERM FUND By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST:  /s/ Michael A. Rosenberg
                    Michael A. Rosenberg,
                    Secretary